Exhibit 99.1

Kansas City, Mo., May 11, 2016. Kansas City Southern (KCS) (NYSE:KSU) today announced the pricing of $250.0 million in aggregate principal amount of its 3.125% Senior Notes due 2026 pursuant to KCS’s shelf registration statement filed with the Securities and Exchange Commission. The offering by KCS is expected to close on May 16, 2016. KCS intends to use the net proceeds from the offering for (i) the repayment at maturity of the outstanding principal amount of Kansas City Southern de México, S.A. de C.V.’s (KCSM) Floating Rate Senior Notes due 2016 and KCS’s Floating Rate Senior Notes due 2016 and (ii) general corporate purposes, including the repayment of outstanding commercial paper issued by KCS.

This announcement does not constitute an offer to sell, or the solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Headquartered in Kansas City, Mo., KCS is a transportation holding company that has railroad investments in the U.S., Mexico and Panama. Its primary U.S. holding is The Kansas City Southern Railway Company, serving the central and south central U.S. KCS’s international holdings include KCSM, serving northeastern and central Mexico and the port cities of Lázaro Cárdenas, Tampico and Veracruz, and a 50 percent interest in the Panama Canal Railway Company, providing ocean-to-ocean freight and passenger service along the Panama Canal. KCS’s North American rail holdings and strategic alliances are primary components of a NAFTA Railway system, linking the commercial and industrial centers of the U.S., Mexico and Canada.

This news release contains “forward-looking statements” within the meaning of the securities laws concerning potential future events involving KCS and its subsidiaries, which could materially differ from the events that actually occur. Words such as “projects,” “estimates,” “forecasts,” “believes,” “intends,” “expects,” “anticipates,” and similar expressions are intended to identify many of these forward-looking statements. Such forward-looking statements are based upon information currently available to management and management’s perception thereof as of the date hereof. Differences that actually occur could be caused by a number of external factors over which management has little or no control, including: the outcome of claims and litigation, including those related to environmental contamination, personal injuries and property damage; changes in legislation and regulations or revisions of controlling authority; the adverse impact of any termination or revocation of KCSM’s Concession by the Mexican government; natural events such as severe weather, fire, floods, hurricanes, earthquakes or other disruptions to KCS’s operating systems, structures and equipment or the ability of customers to produce or deliver their products and the lack of adequate insurance for such catastrophic losses; United States, Mexican and global economic, political and social conditions; the effects of the North American Free Trade Agreement, or NAFTA, on the level of trade among the United States, Mexico and Canada; the level of trade between the United States and Asia or Mexico; the effects of fluctuations in the peso-dollar exchange rate; the effects of adverse general economic conditions affecting customer demand and the industries and geographic areas that produce and consume the commodities KCS carries; the dependence on the stability, availability and security of the information technology systems to operate its business; the effect of demand for KCS’s services exceeding network capacity or traffic congestion on operating efficiencies and service reliability; uncertainties regarding the litigation KCS faces and any future claims and litigation; the impact of competition, including competition from other rail carriers, trucking companies and maritime shippers in the United States and Mexico; KCS’s reliance on agreements with other railroads and third parties to successfully implement its business strategy, operations and growth and expansion plans, including the strategy to convert customers from using trucking services to rail transportation services; compliance with environmental regulations; disruption in fuel supplies, changes in fuel prices and KCS’s ability to recapture its costs of fuel from customers; material adverse changes in economic and industry conditions, including the availability of short and long-term financing, both within the United States and Mexico and globally; market and regulatory responses to climate change; changes in labor costs and labor difficulties, including strikes and work stoppages affecting either operations or customers’ abilities to deliver goods for shipment; KCS’s reliance on certain key suppliers of core rail equipment; availability of qualified personnel; acts of terrorism, war or other acts of violence or crime or risk of such activities; fluctuations in the market price for KCS’s common stock; and other factors affecting the operation of the business. More detailed information about factors that could affect future events may be found in filings by KCS with the Securities and Exchange Commission, including KCS’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (File No. 1-4717) and subsequent reports. Forward-looking statements are not, and should not be relied upon as, a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at or by which any such performance or results will be achieved. As a result, actual outcomes and results may differ materially from those expressed in forward-looking statements. KCS is not obligated to update any forward-looking statements to reflect future events or developments.

Kansas City Southern

William H. Galligan, 816-983-1551

bgalligan@kcsouthern.com